LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2023
LOSS PER SHARE
Schedule of loss per share

	Year ended December 31,
	2023	2022
Net income (loss) attributable to GFL Environmental Inc.	$45.4	$(311.8)

Less:
Net loss from discontinued operations	—	(127.9)
Amounts attributable to preferred shareholders	92.2	83.0
Adjusted net loss from continuing operations	(46.8)	(266.9)

Weighted and diluted weighted average number of shares outstanding	369,656,237	367,170,911

Basic and diluted loss per share
Continuing operations	$(0.13)	$(0.73)
Discontinued operations	—	(0.35)
Total operations	$(0.13)	$(1.08)